UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 - 3rd Avenue South, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2015, The Valspar Corporation, a Delaware corporation (“Valspar” or the “Company”), entered into an Underwriting Agreement with several underwriters represented by Merrill Lynch Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC for the sale of $250,000,000 aggregate principal amount of the Company’s 3.300% Notes due 2025 and $250,000,000 aggregate principal amount of the Company’s 4.400% Notes due 2045 (collectively, the “Notes”). The sale of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-201521), filed with the SEC on January 15, 2015, together with a prospectus supplement dated January 15, 2015 and filed with the SEC on January 20, 2015 (the “Prospectus Supplement”).

The Notes were issued under an indenture (the “Base Indenture”), dated as of April 24, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.), as trustee, as most recently supplemented by a Fifth Supplemental Indenture, dated as of January 21, 2015, among the Company, The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.) and U.S. Bank National Association, as series trustee (the “Supplemental Indenture”). The description of the terms of the Base Indenture, as supplemented by the Supplemental Indenture (as supplemented, the “Indenture”), is incorporated herein by reference to the disclosures contained in Item 2.03 below.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 21, 2015, the Company issued $250,000,000 aggregate principal amount of Notes due 2025 and $250,000,000 aggregate principal amount of Notes due 2045 pursuant to the Indenture. The Company intends to use the net proceeds of the Notes for the repayment at maturity of the $150,000,000 outstanding principal amount of its 5.100% Senior Notes due August 1, 2015 and for general corporate purposes, including the repayment of commercial paper.

The Notes due 2025 will mature on February 1, 2025, and the Notes due 2045 will mature on February 1, 2045. Interest on the Notes will accrue from January 21, 2015 and will be payable on February 1 and August 1 of each year, beginning August 1, 2015. The Notes are unsecured and unsubordinated obligations and rank equally with all of the other unsecured and unsubordinated debt of the Company outstanding from time to time.

The Company may redeem the Notes of either series at its option, in whole or in part, (i) in the case of the Notes due 2025, prior to November 1, 2024 (three months prior to their maturity date), or (ii) in the case of the Notes due 2045, prior to August 1, 2044 (six months prior to their maturity date), in each case at a redemption price equal to the greater of: (a) 100% of the principal amount of the Notes being redeemed; and (b) an amount equal to the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate, plus 25 basis points, in the case of the Notes due 2025, and 35 basis points, in the case of the Notes due 2045, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption. In addition, the Company may redeem the Notes of either series at its option, in whole or in part (i) in the case of the Notes due 2025, on and after November 1, 2024 (three months prior to their maturity date), or (ii) in the case of the Notes due 2045, on and after August 1, 2044 (six months prior to their maturity date), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but not including, the date of redemption. Finally, if the Company experiences a “change of control repurchase event” (which is defined in the Supplemental Indenture and involves a change in control and related rating of the Notes below investment grade), the Company may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

The Indenture contains certain covenants. These covenants restrict the Company’s ability to incur debt secured by liens or engage in certain sale-leaseback transactions. These covenants are, however, subject to significant exceptions. The Company is also subject to a covenant concerning consolidations, mergers and transfers of substantially all of the Company’s property and assets.

Terms of the Indenture and the Notes are more fully described in the section of the Prospectus Supplement entitled “Description of the Notes.” The description above is a summary and is qualified in its entirety by the Base Indenture and Supplemental Indenture, filed herewith as Exhibits 4.1 and 4.2 respectively and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated January 15, 2015, by and among the Company and several underwriters represented by Merrill Lynch Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC

4.1	Indenture dated as of April 24, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.) (incorporated by reference to Exhibit 4(b) to the registrant’s Form 10-K for the year ended October 25, 2002)

4.2	Fifth Supplemental Indenture, among the Company, The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.) and U.S. Bank National Association, as series trustee, dated as of January 21, 2015, to Indenture dated as of April 24, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.)

23.1	Consent of General Counsel of Registrant (included as part of Exhibit 99.1)

23.2	Consent of Maslon LLP (included as part of Exhibit 99.2)

99.1	Opinion of General Counsel of Registrant

99.2	Opinion of Maslon LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: January 21, 2015	/s/ Rolf Engh
	Name:	Rolf Engh
	Title:	Executive Vice President, General Counsel and Secretary

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated January 15, 2015, by and among the Company and several underwriters represented by Merrill Lynch Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC

4.1	Indenture dated as of April 24, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.) (incorporated by reference to Exhibit 4(b) to the registrant’s Form 10-K for the year ended October 25, 2002)

4.2	Fifth Supplemental Indenture, among the Company, The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.) and U.S. Bank National Association, as series trustee, dated as of January 21, 2015, to Indenture dated as of April 24, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.)

23.1	Consent of General Counsel of Registrant (included as part of Exhibit 99.1)

23.2	Consent of Maslon LLP (included as part of Exhibit 99.2)

99.1	Opinion of General Counsel of Registrant

99.2	Opinion of Maslon LLP